#00257844 – HMS Prospectus Supplement

Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated January 22, 2021
to the Prospectus dated May 1, 2020

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Daily Income Fund and the International Equity Fund, each a series of Homestead Funds, Inc.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Marc Johnston, portfolio manager for the Daily Income Fund, is expected to retire from RE Advisers Corporation effective May 7, 2021.

Effective January 1, 2021, Babatunde Ojo began serving as a portfolio manager to the International Equity Fund (the “Fund”).

1. The section titled “International Equity Fund – Portfolio Management Team” on page 35 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team

Portfolio Management Team Ferrill Roll, Andrew West, Bryan Lloyd, Babatunde Ojo, and Patrick Todd serve as the portfolio managers of the Fund. Mr. Roll has held this position since January 2016. Mr. Lloyd and Mr. West have held this position since January 2016, Mr. Todd has held this position since January 2017, and Mr. Ojo has held this position since January 2021. Messrs. Roll and West are the co-lead portfolio managers.

2. The subsection titled “Subadviser to the International Equity Fund” in the section “Management of the Funds” beginning on page 64 of the Prospectus is revised to add the following additional paragraph after Andrew West, CFA.

Babatunde Ojo, CFA has been a portfolio manager of the International Equity strategy since 2021 and also serves as a research analyst and co-lead portfolio manager for the Harding Loevner Frontier Emerging Markets Strategy, a role he has served since 2014.  Mr. Ojo graduated from the University of Lagos with a BS in Biochemistry, holds an MSc in Food Chain Management from Imperial College, University of London, as well as an MBA in Finance and Management from The Wharton School.  He joined Harding Loevner in 2012.